Exhibit 99.1

Execution Version

FS CREDIT OPPORTUNITIES CORP.

ARTICLES SUPPLEMENTARY

FS Credit Opportunities Corp., a Maryland corporation, having its principal office in Baltimore County, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article IV Section 4.3 of the Charter of the Corporation, the Board of Directors has duly designated and classified 50,000 shares of previously unclassified Preferred Stock, par value $0.001 per share, of the Corporation, into 50,000 shares of “Term Preferred Shares, Series 2028”, par value $0.001 per share, of the Corporation and has provided for the issuance of such series.

SECOND: The terms of the Term Preferred Shares, Series 2028 as set by the Board of Directors, including preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, are set forth in Appendix H attached hereto.

[Remainder of page left intentionally blank]

IN WITNESS WHEREOF, FS CREDIT OPPORTUNITIES CORP. has caused these Articles Supplementary to be signed in its name and on its behalf by the person named below who acknowledges that these Articles Supplementary are the act of the Corporation and that, as to all matters and facts required to be verified under oath and to the best of his knowledge, information, and belief under the penalties of perjury, the matters and facts set forth herein are true in all material respects, as of this 20th day of October 2025.

WITNESS:	FS CREDIT OPPORTUNITIES CORP.

/s/ Stephen S. Sypherd	By	/s/ Edward T. Gallivan, Jr.
Stephen S. Sypherd		Edward T. Gallivan, Jr.
Secretary		Chief Financial Officer

[Signature Page to Articles Supplementary]

APPENDIX H

FS CREDIT OPPORTUNITIES CORP.

TERM PREFERRED SHARES, SERIES 2028

Preliminary Statement and Incorporation by Reference

This appendix (“Appendix H”) establishes a Series of Term Preferred Shares of FS Credit Opportunities Corp. Except as set forth below, this Appendix G incorporates by reference the terms applicable to all Series of Term Preferred Shares as set forth in that “Supplement to the Charter Establishing and Fixing the Rights and Preferences of the Term Preferred Shares” attached as Exhibit A to the Charter of the Corporation (the “TPS Supplement”). Capitalized terms used herein but not defined herein have the respective meanings therefor set forth in the TPS Supplement.

Section 1.     Designation as to Series.

Term Preferred Shares, Series 2028: A series of 50,000 Preferred Shares classified as Term Preferred Shares is hereby designated as the “Term Preferred Shares, Series 2028” (the “Series 2028 Term Preferred Shares”). Each share of such Series shall have such preferences, voting powers, restrictions, limitations as to dividends and other distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law and those that are expressly set forth in the Charter and the TPS Supplement (except as the TPS Supplement may be expressly modified by this Appendix H). The Series 2028 Term Preferred Shares shall constitute a separate series of Term Preferred Shares and each Series 2028 Term Preferred Share shall be identical. The following terms and conditions shall apply solely to the Series 2028 Term Preferred Shares:

Section 2.     Number of Authorized Shares of Series.

The number of authorized shares is 50,000.

Section 3.     Date of Original Issue with respect to Series.

The Date of Original Issue is October 21, 2025.

Section 4.     Dividend Rate Applicable to Series.

The Dividend Rate for Series 2028 Term Preferred Shares shall equal 5.106% per annum.

Section 5.     Liquidation Preference Applicable to Series.

The Liquidation Preference is $1,000 per share.

Section 6.     Term Redemption Date Applicable to Series.

The Term Redemption Date is October 21, 2028.

Section 7.     Dividend Payment Dates Applicable to Series.

The Dividend Payment Dates are April 21 and October 21 of each year, commencing on April 21, 2026 (or, if such day is not a Business Day, the next succeeding Business Day).

Section 8.     Exceptions to Certain Definitions Applicable to Series.

“Asset Coverage Cure Date” means, with respect to the failure by the Corporation to maintain Asset Coverage of the Term Preferred Shares of at least the Applicable Asset Coverage Level as of the close of business on each Business Day (as required by Section 2.4(a) of this Supplement), the date that is 10 Business Days following the close of business on such Business Day.

“Optional Redemption Price” means, with respect to the Series 2028 Term Preferred Shares, an amount equal to the greater of (1) the Liquidation Preference per share of such Series 2028 Term Preferred Shares and (2) the sum of (a) the present value of the Liquidation Preference per share and (b) the present value of all remaining scheduled dividend payments that would be payable on such share from (and including) the Optional Redemption Date to (and including) the Term Redemption Date, in each case, discounted to the Optional Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 50 basis points, and in the case of both (1) and (2) plus an amount equal to all unpaid dividends and other distributions accumulated to (but excluding) the Optional Redemption Date (whether or not earned or declared but excluding interest thereon). For the avoidance of doubt, this Optional Redemption Price does not apply to any Series 2028 Term Preferred Shares redeemed (i) pursuant to Corrective Action for failure to maintain Asset Coverage of at least the Applicable Asset Coverage Level, as provided for in Section 2.5(b) of the TPS Supplement as amended by this Appendix H, (ii) upon a change of control of the Adviser, as provided for in Section 2.5(d) of this Appendix H, (iii) upon a Rating Event, as provided for in Section 2.5(e) of the TPS Supplement as amended by this Appendix H, or (iv) upon the Holders of Series 2028 Term Preferred Shares seeking to replace or nominate any existing Director, as provided for in Section 2.5(f) of the TPS Supplement as amended by this Appendix H.

Section 9.     Additional Definitions Applicable to the Series.

The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

“Applicable Asset Coverage Level” means the greater of (x) 210% and (y) if another Series of Term Preferred Shares is outstanding, the percentage described in the first sentence of Section 2.4(a) of the TPS Supplement (or any comparable section that contains a minimum asset coverage requirement) as applied to such Series (and if more than one such Series is outstanding, then the highest percentage described in the first sentence of Section 2.4(a) of the TPS Supplement (or comparable section) as applied to any of such Series).

“Dividend Period” means, with respect to the Series 2028 Term Preferred Shares, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series of Term Preferred Shares and ending on and including April 21, 2026 and, for each subsequent Dividend Period, the period beginning on the Dividend Payment Date for the previous Dividend Period and ending on and including the calendar day immediately preceding the Dividend Payment Date for such semi-annual Dividend Period (or, if earlier, on the date on which such Series 2028 Term Preferred Share is redeemed).

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by Standard & Poor’s Financial Rating Services, a division of McGraw-Hill, Inc., or any other equivalent rating by any NRSRO.

“Rating Event Rate” means the sum of the applicable Dividend Rate for the Series 2028 Term Preferred Shares plus 3.50% per annum.

“Treasury Rate” means, with respect to the Optional Redemption Date, the yield determined by the Corporation in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Corporation after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Optional Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities—Treasury constant maturities—Nominal” (or any successor caption or heading). In determining the Treasury Rate, the Corporation shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Optional Redemption Date to the Term Redemption Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields— one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and shall interpolate to the Term Redemption Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Optional Redemption Date.

If on the third Business Day preceding the Optional Redemption Date H.15 or any successor designation or publication is no longer published, the Corporation shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Optional Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Term Redemption Date, as applicable. If there is no United States Treasury security maturing on the Term Redemption Date but there are two or more United States Treasury securities with a maturity date equally distant from the Term Redemption Date, one with a maturity date preceding the Term Redemption Date and one with a maturity date following the Term Redemption Date, the Corporation shall select the United States Treasury security with a maturity date preceding the Term Redemption Date. If there are two or more United States Treasury securities maturing on the Term Redemption Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Corporation shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Corporation’s actions and determinations in determining the Optional Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

Section 10.    Amendments to Terms of Term Preferred Shares Applicable to the Series.

The following provisions contained under the heading “Terms Applicable to all Series of Term Preferred Shares” in the TPS Supplement are hereby amended as follows:

All cross-references in the TPS Supplement to Section 2.5(d) thereof, or to any subsection of Section 2.5(d) thereof, are hereby replaced by cross-references to Section 2.5(g) thereof, or to the corresponding subsection of Section 2.5(g) thereof, as applicable.

Section 2.2(h) of the TPS Supplement shall be deleted in its entirety and replaced with new Sections 2.2(h) and (i) as follows:

“(h)         Rating Event. The Dividend Rate on the Series 2028 Term Preferred Shares shall be adjusted to give effect to the Rating Event Rate if (i) at any time the Corporation does not have at least one credit rating with respect to the Series 2028 Term Preferred Shares issued by an NRSRO, except Egan-Jones Rating Company, that is an Investment Grade Rating (a “Rating Loss”) and (ii) such lack of an Investment Grade Rating continues for a period of 75 consecutive days (a “Rating Event”); provided that if, at any time during such 75-day period, the Corporation delivers a certificate to the Holders of the Series 2028 Term Preferred Shares certifying that it is in the process of obtaining a credit rating from at least one NRSRO, except Egan-Jones Rating Company, that the Corporation believes in good faith will be an Investment Grade Rating (a “Pending Investment Grade Rating Certificate”), then no Rating Event shall occur unless such lack of an Investment Grade Rating continues for a period of 75 consecutive days from the date of delivery of such Pending Investment Grade Rating Certificate; provided, further, that after the date of a Rating Loss and prior to the date on which the Corporation obtains an Investment Grade Rating from any NRSRO, except Egan-Jones Ratings Company (a “New Investment Grade Rating”), the Corporation shall be entitled to deliver no more than two Pending Investment Grade Rating Certificates. If the Corporation fails to deliver a Pending Investment Grade Rating Certificate during any such 75-day period, the Rating Event Rate shall be effective from the date on which a Rating Event occurs until the Corporation obtains a New Investment Grade Rating, after which the Rating Event Rate will no longer be in effect unless and until another Rating Event occurs. In case of any Rating Event on the Series 2028 Term Preferred Shares, the Dividend Rate for such Series 2028 Term Preferred Shares will be equal to the Rating Event Rate for each calendar day on which such Rating Event is in effect in respect thereof.

(i)            Reporting of Default Rate or Rating Event. In the event that a Default Rate or Rating Event Rate is in effect for an Outstanding Series of Term Preferred Shares, the Corporation shall, or shall request the Redemption and Paying Agent, on behalf of the Corporation, as soon as practicable (but in no event later than five (5) Business Days following the first day that such Default Rate or Rating Event Rate, as applicable, is in effect), notify the Holders of the Term Preferred Shares of such Series on the first date on which the Default Rate or Rating Event Rate, as applicable, was in effect by overnight delivery, by first class mail, postage prepaid or by Electronic Means, in each case reasonably designed to reach all Holders of record, of the effectiveness of the Default Rate or Rating Event Rate, as applicable, and the date(s) on which such Default Rate or Rating Event Rate, as applicable, was effective. In addition, following the end of a Default triggering such Default Rate or a Rating Event triggering a Rating Event Rate, as applicable, the Corporation shall, or shall request the Redemption and Paying Agent, on behalf of the Corporation, as soon as practicable (but in no event later than five (5) Business Days following the last day that such Default Rate or Rating Event Rate, as applicable, is in effect), notify to the Holders of the Term Preferred Shares of such Series on the first date on which the Default Rate or Rating Event Rate, as applicable, ceased to be in effect by overnight delivery, by first class mail, postage prepaid or by Electronic Means, in each case reasonably designed to reach all Holders of record, of the date on which such Default Rate or Rating Event Rate, as applicable, ceased to be effective (as determined in accordance with Section 2.2(g) of this Supplement (in the case of a Default) or Section 2.2(h) of this Supplement (in the case of a Rating Event)).”

Section 2.4(a) of the TPS Supplement shall be amended and restated in its entirety as follows:

“(a)     Asset Coverage Requirement. For so long as any Term Preferred Shares of any Series are Outstanding, the Corporation shall have Asset Coverage of at least the Applicable Asset Coverage Level as of the close of business on each Business Day. If the Corporation shall fail to maintain such Asset Coverage as of any time as of which such compliance is required to be determined as aforesaid, the provisions of Section 2.5(b) of this Supplement shall apply, which provisions to the extent complied with constitute the sole remedy for the Corporation’s failure to comply with the provisions of this Section 2.4(a).”

Section 2.5 of the TPS Supplement shall be amended and restated in its entirety as follows:

“Section 2.5     Redemption. Each Series of Term Preferred Shares shall be subject to redemption by the Corporation as provided below:

(a)            Term Redemption. The Corporation shall redeem all Term Preferred Shares of a Series on the Term Redemption Date for such Series at a price per share equal to the Liquidation Preference for such Series plus an amount equal to all unpaid dividends and other distributions on such Term Preferred Shares accumulated from and including the Date of Original Issue to (but excluding) the Term Redemption Date for such Series (whether or not earned or declared by the Corporation, but without interest thereon (the “Term Redemption Price”) out of funds legally available for such payment and to the extent permitted by any Financing Arrangement in effect on such date).

(b)            Asset Coverage Corrective Action or Cure.

(i)            If the Corporation fails to comply with the Asset Coverage requirement as provided in Section 2.4(a) of this Supplement as of any time as of which such compliance is required to be determined in accordance with Section 2.4(a) of this Supplement and such failure is not cured as of the close of business on the Asset Coverage Cure Date (other than as a result of the Corrective Action required by this Section 2.5(b)(i)), the Corporation shall, to the extent permitted by the 1940 Act and Maryland law and pursuant to the terms and conditions of any credit agreement, loan agreement, credit facility or other agreement representing borrowings of the Corporation (a “Financing Arrangement”) that is in effect at such time, by the close of business on the Business Day next following such Asset Coverage Cure Date, (x) determine (1) the Corrective Action to be taken to cause the Corporation to regain compliance with the Asset Coverage requirement provided in Section 2.4(a) of this Supplement; and (2) the date, which date shall not be later than 15 calendar days following such Asset Coverage Cure Date, on which the Corporation shall regain compliance with the Asset Coverage requirement provided in Section 2.4(a) of this Supplement; provided that the Corporation may select a different Corrective Action to be taken following the determination in clause (x)(1) so long as the Corporation regains compliance with the Asset Coverage requirement by the date determined in clause (x)(2); and (y)(1) in the case of a Corrective Action involving an Irrevocable Deposit in connection with a redemption of Preferred Shares pursuant to this Section 2.5(b), cause such Irrevocable Deposit to be made, in each case, on or prior to the 15th calendar day following such Asset Coverage Cure Date, in accordance with the terms of the Preferred Shares to be redeemed, for the redemption of a sufficient number of Preferred Shares that would enable the Corporation to meet the requirements of Section 2.5(b)(iii) of this Supplement; (2) in the case of a Corrective Action involving a repayment of indebtedness of the Corporation, on or prior to the 15th calendar day following such Asset Coverage Cure Date, repay such indebtedness; or (3) in the case of a Corrective Action involving one or more corrective trades involving assets of the Corporation, on or prior to the 15th calendar day following such Asset Coverage Cure Date, execute such corrective trades. Notwithstanding the foregoing, with respect only to the Series 2028 Term Preferred Shares, if any Series 2028 Term Preferred Shares are Outstanding and the corrective action described in clause (i) of the definition of “Corrective Action” is the only corrective action taken pursuant to this Section 2.5(b), the Corporation must regain Asset Coverage of at least the Applicable Asset Coverage Level but no more than 250% by the date determined in clause (x)(2).

(ii)            In the event that any Term Preferred Shares of a Series then Outstanding are to be redeemed pursuant to Section 2.5(b)(i) of this Supplement, the Corporation shall redeem such shares at a price per share equal to the Liquidation Preference of such Series of Term Preferred Shares plus an amount equal to all unpaid dividends and other distributions on such share of such Series of Term Preferred Shares accumulated from and including the Date of Original Issue to (but excluding) the date fixed for such redemption by the Board of Directors (whether or not earned or declared by the Corporation, but without interest thereon), subject to Section 2.5(g)(vi) of this Supplement (the “Asset Coverage Redemption Price”).

(iii)            On the Redemption Date or other applicable redemption date for a redemption contemplated by Section 2.5(b)(i) of this Supplement, the Corporation shall redeem at the Asset Coverage Redemption Price, out of funds legally available therefor and to the extent permitted by any Financing Arrangement in effect on such date, such number of Preferred Shares (which may include at the sole option of the Corporation any number or proportion of Term Preferred Shares of a Series) as shall be equal to the lesser of (x) the minimum number of Preferred Shares, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Asset Coverage Cure Date, would result in the Corporation having Asset Coverage on such Asset Coverage Cure Date of at least the Applicable Asset Coverage Level (provided, however, that if there is no such minimum number of Term Preferred Shares and other Preferred Shares the redemption or retirement of which would have such result, all Term Preferred Shares and other Preferred Shares then outstanding shall be redeemed), and (y) the maximum number of Preferred Shares that can be redeemed out of funds expected to be legally available therefor in accordance with the Charter and applicable law and to the extent permitted by any Financing Arrangement in effect on such date. The Corporation shall deliver the Notice of Redemption (as defined below) and make an Irrevocable Deposit to redeem such Preferred Shares no later than the 15th calendar day following such Asset Coverage Cure Date, except that if the Corporation does not have funds legally available for the redemption of all of the required number of Term Preferred Shares and other Preferred Shares which have been designated to be redeemed on or prior to the 15th calendar day following such Asset Coverage Cure Date, the Corporation shall (i) deliver a Notice of Redemption and make an Irrevocable Deposit to redeem those Term Preferred Shares and other Preferred Shares for which it does have sufficient funds legally available and (ii) deliver a Notice of Redemption and make an Irrevocable Deposit to redeem those Term Preferred Shares and other Preferred Shares for which it did not have sufficient funds on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding Term Preferred Shares of a Series are to be redeemed pursuant to this Section 2.5(b), the number of Term Preferred Shares of such Series to be redeemed from the respective Holders shall be determined (A) pro rata among the Outstanding shares of such Series of Term Preferred Shares, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(b)(iii) shall be subject to any applicable procedures established by the Securities Depository.

(c)            Optional Redemption.

(i)            Subject to the provisions of Section 2.5(c)(ii) of this Supplement, the Corporation may out of funds legally available therefor and to the extent permitted by any Financing Arrangement in effect on such date at its option on any Business Day (such Business Day, an “Optional Redemption Date”) redeem in whole or from time to time in part the Outstanding Term Preferred Shares of a Series, at a redemption price per Term Preferred Share (the “Optional Redemption Price”) as set forth in the respective Appendix relating to such Series of Term Preferred Shares.

(ii)            If fewer than all of the Outstanding Term Preferred Shares of a Series are to be redeemed pursuant to Section 2.5(c)(i) of this Supplement, the Term Preferred Shares of such Series to be redeemed shall be selected either (A) pro rata among the Holders of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(c)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Supplement and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which Term Preferred Shares will be redeemed pursuant to this Section 2.5(c) from time to time.

(iii)            The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.6(g) of this Supplement in respect of a redemption contemplated to be effected pursuant to this Section 2.6(c) unless on such date the Corporation has available Deposit Securities having a Market Value not less than the amount that will be due to Holders of Term Preferred Shares by reason of the redemption of such Term Preferred Shares on the Optional Redemption Date contemplated by such Notice of Redemption.

(d)            Redemption upon a Change of Control. At any time that the Adviser, or an affiliate thereof, ceases to be the investment adviser to the Corporation and is not replaced within 120 days by another investment adviser reasonably acceptable to Holders of a majority of the Outstanding Series 2028 Term Preferred Shares (a “Change of Control”), the Corporation will be required to make an offer (the “Change of Control Offer”) to the Holders of Outstanding Series 2028 Term Preferred Shares to redeem all or any of such Holder’s Series 2028 Term Preferred Shares at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption by the Board of Directors in accordance this Supplement. Within 30 days following the expiration of the 120-day period described in this Section 2.5(d), the Corporation will notify the Holders of Outstanding Series 2028 Term Preferred Shares of a Change of Control Offer (a “Change of Control Offer Notice”) by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means, which, for the avoidance of doubt, may be to the holder of the global security representing the Series 2028 Term Preferred Shares and registered in the name of Cede & Co. The Change of Control Offer Notice shall state: (i) that a Change of Control has occurred as defined in this Section 2.5(d) of the Supplement and that such Holder of Series 2028 Term Preferred Shares has the right to require the Corporation to redeem all or any of such Holder’s Series 2028 Term Preferred Shares at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption by the Board of Directors in accordance this Supplement; (ii) the date fixed for redemption pursuant to this Section 2.5(d), which shall be no earlier than 30, nor later than 60 days from the date such Change of Control Offer Notice is sent (the “Change of Control Redemption Date”); (iii) the uniform private placement number (“PPN”) for the Series 2028 Term Preferred Shares; (iv) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Change of Control Offer Notice states) are to be surrendered for payment of the Redemption Price; (v) that Holders of Series 2028 Term Preferred Shares electing to have any of their Series 2028 Term Preferred Shares redeemed will be required to surrender such Series Term Preferred Shares with an appropriate form duly completed by such Holder and attached to the Change of Control Offer Notice specifying, among other things, the number of Series 2028 Term Preferred Shares that the Holder is surrendering for redemption; (vi) that Holders of Series 2028 Term Preferred Shares will be entitled to withdraw their election referred to in clause (v) if the Redemption and Paying Agent receives, not later than the close of business on the second Business Day preceding the Redemption Date, a facsimile transmission, letter or other communications via Electronic Means satisfactory to the Redemption and Paying Agent setting forth the name of the Holder, the number of Series 2028 Term Preferred Shares surrendered for redemption and a statement that such Holder is withdrawing his, her or its election to have the Series 2028 Term Preferred Shares to be redeemed; and (vii) that dividends on the Series 2028 Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date. The Corporation shall cause the Change of Control Offer to remain open for at least 20 Business Days from the date on which the Change of Control Offer Notice was sent. On the Change of Control Redemption Date, the Corporation shall (x) accept for redemption all Series 2028 Term Preferred Shares properly tendered for redemption pursuant to the Change of Control Offer Notice and (y) effect the redemption of such Series 2028 Term Preferred Shares in accordance with the provisions of Section 2.5(g)(i)-(vi) herein.

(e)            Redemption upon a Rating Event.

(i)            Subject to the provisions of Section 2.5(e)(ii) of this Supplement, if (x) the Corporation does not have at least one credit rating with respect to the Series 2028 Term Preferred Shares issued by an NRSRO, except Egan-Jones Rating Company, that is an Investment Grade Rating, (y) the Corporation has attempted in good faith to obtain an Investment Grade Rating with respect to the Outstanding Series 2028 Term Preferred Shares from any NRSRO, except Egan-Jones Rating Company, and (z) the Corporation delivers a certificate to the Holders of the Series 2028 Term Preferred Shares certifying that it believes in good faith that it is unable to obtain an Investment Grade Rating with respect to the Series 2028 Term Preferred Shares, then the Corporation may out of funds legally available therefor and to the extent permitted by any Financing Arrangement in effect on such date at redeem in whole or from time to time in part the Outstanding Series 2028 Term Preferred Shares, at a redemption price per Series 2028 Term Preferred Share at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption by the Board of Directors. If any other NRSRO, other than Egan-Jones Rating Company, has notified the Corporation that it is able to issue an Investment Grade Rating with respect to the Series 2028 Term Preferred Shares, the Corporation will use commercially reasonable efforts to cause the applicable NRSRO that is unable to issue an Investment Grade Rating to (A) withdraw its rating of the Series 2028 Term Preferred Shares or (B) change any public credit rating of the Series 2028 Term Preferred Shares that is not an Investment Grade Rating to a private credit rating; provided that the Corporation shall not be required to take any of the foregoing actions so long as it maintains at least two Investment Grade Ratings issued by NRSROs, except Egan-Jones Rating Company, with respect to the Series 2028 Term Preferred Shares.

(ii)            If fewer than all of the Outstanding Series 2028 Term Preferred Shares are to be redeemed pursuant to Section 2.5(e)(i) of this Supplement, the Series 2028 Term Preferred Shares to be redeemed shall be selected either (A) pro rata among the Holders of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(e)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Supplement and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which Series 2028 Term Preferred Shares will be redeemed pursuant to this Section 2.5(e) from time to time.

(iii)            The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.5(g) of this Supplement in respect of a redemption contemplated to be effected pursuant to this Section 2.5(e) unless on such date the Corporation has available Deposit Securities having a Market Value not less than the amount that will be due to Holders of Series 2028 Term Preferred Shares by reason of the redemption of such Series 2028 Term Preferred Shares on the Redemption Date contemplated by such Notice of Redemption.

(f)            Redemption upon Certain Stockholder Actions.

(i)            Except for the exercise of the Holders of Preferred Shares’ right to appoint a majority of the Directors pursuant to Section 2.6(b) of this Supplement and to the extent permitted by applicable law, at any time that holders of the Series 2028 Term Preferred Shares seek to replace any existing Director (including one or both of the Directors designated pursuant to Section 2.6(a) of this Supplement) or nominate any additional Director to the Board of Directors pursuant to a proxy contest, the Corporation may out of funds legally available therefor and to the extent permitted by any Financing Arrangement in effect on such date redeem in whole or from time to time in part the Outstanding Series 2028 Term Preferred Shares, at a redemption price per Term Preferred Share equal to the Liquidation Preference plus accumulated but unpaid dividends and other distributions thereon (whether or not earned or declared but excluding interest thereon) to (but excluding) the date fixed for such redemption by the Board of Directors.

(ii)            If fewer than all of the Outstanding Series 2028 Term Preferred Shares are to be redeemed pursuant to Section 2.5(i) of this Supplement, the Series 2028 Term Preferred Shares to be redeemed shall be selected either (A) pro rata among the Holders of such Series, (B) by lot or (C) in such other manner as the Board of Directors may determine to be fair and equitable, in each case, in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(f)(ii) shall be subject to any applicable procedures established by the Securities Depository. Subject to the provisions of this Supplement and applicable law, the Board of Directors will have the full power and authority to prescribe the terms and conditions upon which Series 2028 Term Preferred Shares will be redeemed pursuant to this Section 2.5(f) from time to time.

(iii)            The Corporation may not on any date deliver a Notice of Redemption pursuant to Section 2.5(g) of this Supplement in respect of a redemption contemplated to be effected pursuant to this Section 2.5(f) unless on such date the Corporation has available Deposit Securities having a Market Value not less than the amount that will be due to Holders of Series 2028 Term Preferred Shares by reason of the redemption of such Series 2028 Term Preferred Shares on the Redemption Date contemplated by such Notice of Redemption.

(g)            Procedures for Redemption.

(i)            If the Corporation shall determine or be required to redeem, in whole or in part, Term Preferred Shares of a Series pursuant to Section 2.5(a), (b), (c), (e) or (f) of this Supplement, the Corporation shall deliver a notice of redemption (the “Notice of Redemption”), by overnight delivery, by first class mail, postage prepaid or by Electronic Means to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Corporation, to promptly do so by overnight delivery, by first class mail, postage prepaid or by Electronic Means. A Notice of Redemption shall be provided not more than forty-five (45) calendar days prior to the date fixed for redemption and not less than five (5) calendar days prior to the date fixed for redemption pursuant to Section 2.5(a), (b), (c), (e) or (f) of this Supplement in such Notice of Redemption (the “Redemption Date”). Each such Notice of Redemption shall state: (A) the Redemption Date; (B) the Series of Term Preferred Shares and number of Term Preferred Shares to be redeemed; (C) the PPN for Term Preferred Shares of such Series; (D) the applicable Redemption Price on a per share basis; (E) if applicable, the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (F) that dividends on the Term Preferred Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (G) the provisions of this Supplement under which such redemption is made. If fewer than all Term Preferred Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of Term Preferred Shares to be redeemed from such Holder or the method of determining such number. The Corporation may provide in any Notice of Redemption relating to an optional redemption contemplated to be effected pursuant to Section 2.5(c), (e) or (f) of this Supplement that such redemption is subject to one or more conditions precedent and that the Corporation shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by applicable law. Notwithstanding the foregoing, a Change of Control Offer Notice delivered pursuant to Section 2.5(d) of this Supplement shall be deemed to be a “Notice of Redemption” for purposes of Section 2.5(g) of this Supplement made in accordance with this Section 2.5(g)(i), and the Change of Control Redemption Date included in any Change of Control Offer Notice shall be deemed to be the “Redemption Date” for the purposes of this Section 2.5(g).

(ii)            If the Corporation shall give a Notice of Redemption, then at any time from and after the giving of such Notice of Redemption and prior to 12:00 noon, New York City time, on the Redemption Date (so long as any conditions precedent to such redemption have been met or waived by the Corporation), the Corporation shall (A) make an Irrevocable Deposit with the Redemption and Paying Agent of Deposit Securities having an aggregate Market Value on the date thereof no less than the Redemption Price of the Term Preferred Shares to be redeemed on the Redemption Date and (B) give the Redemption and Paying Agent irrevocable instructions and authority to pay the applicable Redemption Price to the Holders of the Term Preferred Shares called for redemption on the Redemption Date. The Corporation may direct the Redemption and Paying Agent with respect to the investment of any Deposit Securities consisting of cash so deposited prior to the Redemption Date, provided that the proceeds of any such investment shall be available at the opening of business on the Redemption Date as same day funds. Notwithstanding the provisions of clause (A) of the preceding sentence, if the Redemption Date is the Term Redemption Date, then such Irrevocable Deposit of Deposit Securities shall be made no later than one calendar day prior to the Term Redemption Date.

(iii)            Following the giving of a Notice of Redemption, upon the date of the Irrevocable Deposit of Deposit Securities in accordance with Section 2.5(g)(ii) of this Supplement, all rights of the Holders of the Term Preferred Shares so called for redemption shall cease and terminate except the right of the Holders thereof to receive the Redemption Price thereof and such Term Preferred Shares shall no longer be deemed Outstanding for any purpose whatsoever (other than (A) the transfer thereof prior to the applicable Redemption Date and (B) the accumulation of dividends and other distributions thereon in accordance with the terms hereof up to (but excluding) the applicable date of redemption, which accumulated dividends and other distributions, unless previously declared and paid as contemplated by the last sentence of Section 2.5(g)(vi) below, shall be payable only as part of the applicable Redemption Price on the date of redemption of the Term Preferred Shares). The Corporation shall be entitled to receive, promptly after the date of redemption of the Term Preferred Shares, any Deposit Securities in excess of the aggregate Redemption Price of the Term Preferred Shares called for redemption on the Redemption Date. Any Deposit Securities so deposited that are unclaimed at the end of 90 calendar days from the date of redemption of the Term Preferred Shares shall, to the extent permitted by law, be repaid to the Corporation, after which the Holders of the Term Preferred Shares so called for redemption shall look only to the Corporation for payment of the Redemption Price thereof. The Corporation shall be entitled to receive, from time to time after the Redemption Date, any interest on the Deposit Securities so deposited.

(iv)            Notwithstanding the other provisions of this Section 2.5, except as otherwise required by law, (A) the Corporation shall not redeem any Term Preferred Shares or other series of Preferred Shares unless all accumulated and unpaid dividends and other distributions on all Outstanding Term Preferred Shares and shares of other series of Preferred Shares for all applicable past dividend periods (whether or not earned or declared by the Corporation) (x) shall have been or are contemporaneously paid or (y) shall have been or are contemporaneously declared and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Preferred Shares) for the payment of such dividends and other distributions shall have been or are contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such Preferred Shares in accordance with the terms of such Preferred Shares and (B) if, as of the Redemption Date for a Series of Term Preferred Shares, any redemption required with respect to any outstanding Preferred Shares (including shares of other Series of Term Preferred Shares) ranking on a parity with such Series of Term Preferred Shares (x) shall not have been made on the redemption date therefor or is not contemporaneously made on the Redemption Date or (y) shall not have been or is not contemporaneously noticed and Deposit Securities or sufficient funds or securities (in accordance with the terms of such Term Preferred Shares or other Preferred Shares) for the payment of such redemption shall not have been or are not contemporaneously deposited with the Redemption and Paying Agent or other applicable paying agent for such other Term Preferred Shares or other Preferred Shares in accordance with the terms of such other Term Preferred Shares or other Preferred Shares, then any redemption required hereunder shall be made as nearly as possible on a pro rata basis with all other Preferred Shares then required to be redeemed (or in respect of which securities or funds for redemption are required to be deposited) in accordance with the terms of such Preferred Shares, and the number of shares of such Series of Term Preferred Shares to be redeemed from the respective Holders shall be determined pro rata among the Outstanding shares of such Series of Term Preferred Shares or in such other manner as the Board of Directors may determine to be fair and equitable and that is in accordance with the 1940 Act; provided, in each such case, that such method of redemption as set forth in this Section 2.5(g)(iv) shall be subject to any applicable procedures established by the Securities Depository, and provided further, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding Term Preferred Shares pursuant to an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding Term Preferred Shares and any other series of Preferred Shares for which all accumulated and unpaid dividends and other distributions have not been paid or for which required redemptions have not been made.

(v)            To the extent that any redemption for which a Notice of Redemption has been provided is not made (A) by reason of the absence of legally available funds therefor in accordance with the Charter, this Supplement and applicable law or (B) pursuant to the terms and conditions of any Financing Arrangement in effect on the date on which such redemption is scheduled, such redemption shall be made as soon as practicable to the extent such funds become available or as permitted by such Financing Arrangement. No Redemption Default shall be deemed to have occurred if the Corporation shall fail to deposit in trust with the Redemption and Paying Agent Deposit Securities having an aggregate Market Value on the date thereof of no less than the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that a Notice of Redemption has been provided with respect to any Term Preferred Shares, dividends shall be declared and paid on such Term Preferred Shares in accordance with their terms regardless of whether Deposit Securities for the payment of the Redemption Price of such Term Preferred Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose.

(vi)            Notwithstanding anything to the contrary in this Supplement or in any Notice of Redemption, if the Corporation shall not have redeemed Term Preferred Shares on the applicable Redemption Date, the Holders of the Term Preferred Shares subject to redemption shall continue to be entitled to (a) receive dividends on such Term Preferred Shares accumulated at the Dividend Rate for the period from, and including, such Redemption Date through, but excluding, the date on which such Term Preferred Shares are actually redeemed and such dividends, to the extent accumulated, but unpaid, during such period (whether or not earned or declared but without interest thereon) shall be included in the Redemption Price for such Term Preferred Shares and (b) transfer the Term Preferred Shares prior to the date on which such Term Preferred Shares are actually redeemed, provided that all other rights of Holders of such Term Preferred Shares shall have terminated upon the date of deposit of Deposit Securities in accordance with and as provided in Sections 2.5(g)(ii) and 2.5(g)(iii) of this Supplement.

(h)            Redemption and Paying Agent as Director of Redemption Payments by Corporation. All Deposit Securities transferred to the Redemption and Paying Agent for payment of the Redemption Price of Term Preferred Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of Term Preferred Shares so to be redeemed until paid to such Holders in accordance with the terms hereof or returned to the Corporation in accordance with the provisions of Section 2.5(g)(iii) above.

(i)            Compliance With Applicable Law. The Corporation shall effect any redemption pursuant to this Section 2.5 in accordance with the 1940 Act and any applicable law and pursuant to the terms and conditions of any Financing Arrangement in effect as of the date of such redemption.

(j)            Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 2.5, the Corporation may, in its sole discretion and without a Stockholder vote, modify the procedures set forth above with respect to notification of redemption for the Term Preferred Shares, provided that such modification does not materially and adversely affect the Holders of the Term Preferred Shares or cause the Corporation to violate any applicable law, rule or regulation.”

Section 2.8 of the TPS Supplement shall be amended and restated in its entirety as follows:

“2.8.     Issuance of Additional Preferred Shares. So long as any Term Preferred Shares are Outstanding, the Corporation may, without the vote or consent of the Holders thereof, authorize, establish and create and issue and sell shares of one or more series of a class of senior securities of the Corporation representing stock under Section 18 of the 1940 Act ranking on a parity with Term Preferred Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or the winding up of the affairs of the Corporation, in addition to then Outstanding Series of Term Preferred Shares, and authorize, issue and sell additional shares of any such series of a class of senior securities (including any Series of Preferred Shares) then outstanding or so established and created, including additional Series of Term Preferred Shares, in each case in accordance with applicable law, provided that the Corporation shall, immediately after giving effect to the issuance of such senior securities representing stock and to its receipt and application of the proceeds thereof, including to the redemption of senior securities representing stock with such proceeds, have Asset Coverage (calculated in the same manner as is contemplated by Section 2.4(a) hereof) of at least the Applicable Asset Coverage Level.”

Section 11.     Additional Terms Applicable to the Series.

The following additional provision shall apply to the Series 2028 Term Preferred Shares:

(a)            Notwithstanding anything in Section 2.18 of the TPS Supplement to the contrary, (a) the “Prohibited Transferee List” for the Series 2028 Term Preferred Shares (the “Series 2028 Prohibited Transferee List”) shall be a separate list from the list applicable to the Term Preferred Shares of any other Series; (b) the Series 2028 Prohibited Transferee List initially shall consist of the Persons listed in the subscription agreements for the purchase of the Series 2028 Term Preferred Shares issued upon creation of such Series; (c) any modification, amendment or addition to the Series 2028 Prohibited Transferee List shall be subject to the approval requirements of Section 2.6(c)(iii) of the TPS Supplement; and (d) the Corporation shall maintain the Series 2028 Prohibited Transferee List on a password-protected website made available to Holders of the Series 2028 Term Preferred Shares.

(b)            If, at any time following the initial issuance of the Series 2028 Term Preferred Shares, the Applicable Asset Coverage Level changes pursuant to the definition thereof, the Corporation shall notify the holders of the Series 2028 Term Preferred Shares of such change by posting a notice of such change on a password-protected website made available to Holders of the Series 2028 Term Preferred Shares.

CERTIFICATE OF CORRECTION

to

ARTICLES SUPPLEMENTARY

of

FS CREDIT OPPORTUNITES CORP.

(a Maryland corporation)

FS Credit Opportunities Corp., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”) that:

FIRST:          The title of the document being corrected by this Certificate of Correction (this “Certificate”) is the Articles of Supplementary, dated October 20, 2025 at 9:51 am (the “Articles”).

SECOND:    The sole party to the Articles was the Corporation.

THIRD:         The date the Articles were filed with the SDAT was October 20, 2025.

FOURTH:    The Articles require correction pursuant to Section 1-207 of the Maryland General Corporation Law.

FIFTH:          Appendix H, Preliminary Statement and Incorporation by Reference, as previously filed and to be corrected hereby reads as follows:

This appendix (“Appendix H”) establishes a Series of Term Preferred Shares of FS Credit Opportunities Corp. Except as set forth below, this Appendix G incorporates by reference the terms applicable to all Series of Term Preferred Shares as set forth in that “Supplement to the Charter Establishing and Fixing the Rights and Preferences of the Term Preferred Shares” attached as Exhibit A to the Charter of the Corporation (the “TPS Supplement”). Capitalized terms used herein but not defined have the respective meaning therefor set forth in the TPS Supplement.

SIXTH:         Appendix H, Preliminary Statement and Incorporation by Reference, is hereby corrected and replaced in its entirety as follows:

This appendix (“Appendix H”) establishes a Series of Term Preferred Shares of FS Credit Opportunities Corp. Except as set forth below, this Appendix H incorporates by reference the terms applicable to all Series of Term Preferred Shares as set forth in that “Supplement to the Charter Establishing and Fixing the Rights and Preferences of the Term Preferred Shares” attached as Exhibit A to the Charter of the Corporation (the “TPS Supplement”). Capitalized terms used herein but not defined have the respective meaning therefor set forth in the TPS Supplement.

FIFTH:         This Certificate does not (i) alter the wording of any resolution that was adopted by the board of directors of the Corporation or the stockholders of the Corporation or (ii) make any change or amendment that would not have complied in all respects with the requirements of the Maryland General Corporation Law.

SIXTH:         The undersigned acknowledges this Certificate to be the act of the Corporation and, further, as to all matters or facts required to be verified under oath, the undersigned acknowledges that, to the best of his knowledge, information and belief, such matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Certificate has been duly executed and attested on behalf of the Corporation as of October 21, 2025.

WITNESS	FS CREDIT OPPORTUNITIES CORP.

/s/ Stephen S. Sypherd	By:	/s/ Edward T. Gallivan, Jr.
Stephen S. Sypherd	Name:	Edward T. Gallivan, Jr.
Secretary, Vice President and	Title:	Chief Financial Officer
Treasurer